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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) - DECEMBER 26, 2006

                       COMMISSION FILE NUMBER: 000-254888

                           RG GLOBAL LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                                       33-0230641
  (State or jurisdiction of                    (IRS Employer Identification No.)
incorporation or organization)

                             30021 TOMAS, SUITE 200
                    RANCHO SANTA MARGARITA, CALIFORNIA 92688
          (Address of principal executive offices, including zip code)

                                 (949) 888-9500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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                           RG GLOBAL LIFESTYLES, INC.


ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

On December 26, 2006, the Company conducted a private placement offering ("Offering") to four accredited investors. These four investors had previously lent money to the Company in November and December 2005 under the terms and conditions of a certain promissory note, which was part of a Company private placement offering at that time. The four investors were owed and aggregate of $1,256,430 of principal and interest as of December 26, 2006, and have agreed to cancel the promissory notes in their entirety, and convert the amount owed to investment under the terms of the Offering. Therefore the Company is issuing an aggregate of 6,282,151 shares of restricted common stock in this Offering. These sales are exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), or Regulation D under the Securities Act.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 26, 2006, Budy Hartono resigned from his position as Director.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


Date: January 8, 2007                    RG GLOBAL LIFESTYLES, INC.


                                         By: /s/ Louis Knickerbocker
                                             --------------------------------
                                             Louis Knickerbocker,
                                             Chief Executive Officer, Director

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